SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 28, 2005

AZUREL, LTD.
(Exact name of registrant as specified in its charter)

Delaware	0-22809	13-3842844
State or other jurisdiction of	Commission File Number	IRS Employer Identification No.
incorporation

Empire State Building
350 5th Avenue
Suite 2204
New York, New York 10118
azurel2005@yahoo.com

(Address of principal executive offices) (Zip Code)

(917) 685-4958
Registrant's telephone number, including area code:

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23 0.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

The information set forth under this Item 7.01, "Regulation FD Disclosure," including Exhibit 99.1 attached hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. Attached as Exhibit 99.1 hereto is a press release issued by the Company on December 14, 2005.

ITEM 8.01 OTHER EVENTS

On December 28, 2005, Azurel, Ltd., a Delaware corporation (“Azurel”), issued a press release announcing its emergence from bankruptcy. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(d) Exhibits.

99.1	Press Release issued by the Company on December 28, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 28, 2005	By:	/s/ Steven Moskowitz
Steven Moskowitz
President

EXHIBIT INDEX

No.	Description

99.1	Press Release issued by Azurel, Ltd. on December 28, 2005